                                                                 EXHIBIT (10)(a)


                                                                [EXECUTION COPY]




                               AMENDMENT NO. 3 TO
                                CREDIT AGREEMENT


         This AMENDMENT NO. 3, dated as of June 22, 1999, is made by and among CMS ENERGY CORPORATION, a Michigan corporation (the "BORROWER"), the lenders parties to the Credit Agreement referred to below (the "LENDERS"), THE CHASE MANHATTAN BANK, as administrative agent (the "ADMINISTRATIVE AGENT"), documentation agent (the "DOCUMENTATION AGENT"), collateral agent (the "COLLATERAL AGENT") and syndication agent (the "SYNDICATION AGENT") for the Lenders, and the Co-Agents (the "CO-AGENTS") and Lead Managers (the "LEAD MANAGERS") named therein.

                             PRELIMINARY STATEMENTS:

         (1) The Borrower, the Lenders, the Administrative Agent, the Documentation Agent, the Collateral Agent, the Syndication Agent, the Co-Agents and the Lead Managers have entered into a Credit Agreement, dated as of July 2, 1997, as amended by Amendment No. 1, dated as of January 30, 1998, and Amendment No. 2, dated as of November 5, 1998 (as so amended, the "CREDIT AGREEMENT"). Unless otherwise defined herein, the terms defined in the Credit Agreement shall be used herein as therein defined.

         (2) The Borrower has requested amendments to the consolidated leverage ratio and the cash dividend coverage ratio set forth in Section 8.01(i) and
Section 8.01(j), respectively, of the Credit Agreement, and certain other amendments to the Credit Agreement. The Lenders have agreed to the Borrower's request, upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, effective as of the date hereof (subject to the satisfaction of the conditions precedent set forth in Section 2 hereof), hereby amended as follows:

         (a) Section 8.01(i) of the Credit Agreement is amended in full to read as follows:

                  (i) Consolidated Leverage Ratio. The Borrower shall maintain at all times a ratio of Consolidated Debt to Consolidated Capital of not more than the amount set forth below during each corresponding period set forth below:

                                   PERIOD                AMOUNT
                                   ------                ------
                     Closing Date through               0.68:1.0
                     June 30, 1998
                     July 1, 1998 through               0.67:1.0
                     November 30, 1998
                     December 1, 1998 through           0.745:1.0
                     June 21, 1999
                     June 22, 1999 through              0.75:1.0
                     June 30, 2000
                     July 1, 2000 through               0.63:1.0
                     June 30, 2001
                     Thereafter                         0.60.1.0

         (b) Section 8.01(j) of the Credit Agreement is amended in full to read as follows:

                  (j) Cash Dividend Coverage Ratio. The Borrower shall maintain, as of the last day of each fiscal quarter (in each case, the "MEASUREMENT QUARTER"), a ratio of (i) the sum of (A) Cash Dividend Income for the immediately preceding four-fiscal-quarter period ending on the last day of the fiscal quarter immediately preceding such Measurement Quarter, plus (B) 25% of the amount of Equity Distributions received by the Borrower during such period but in no event in excess of $10,000,000, plus (C) all amounts received by the Borrower from its Subsidiaries and Affiliates during such period constituting reimbursement of interest expense (including commitment, guaranty and letter of credit fees) paid by the Borrower on behalf of any such Subsidiary or Affiliate to (ii) interest expense (including commitment, guaranty and letter of credit fees) accrued by the Borrower in respect of all Debt during such period of (1) not less than 2.1 to 1.0 for each such period from the Closing Date until (and including) the fiscal quarter ending December 31, 1998, (2) not less than 1.9 to 1 for each such period from January 1, 1999 until (and including) the fiscal quarter ending June 30, 1999, (3) not less than 1.5 to 1 for each such period from July 1, 1999 until (and including) the fiscal quarter ending March 31, 2000, and (4) not less than 2.0 to 1.0 thereafter; provided, that the Borrower shall be deemed not to be in breach of the foregoing covenant if, during the Measurement Quarter, it has (I) permanently reduced the Commitments and the principal amount outstanding under this Agreement and the Promissory Notes such that the amount determined pursuant to clause (ii) above, when recalculated on a pro forma basis assuming that the amount of such reduced Commitments and principal amount outstanding under this Agreement and the Promissory Notes were in effect at all times during such four-fiscal-quarter period, would result in the Borrower being in compliance with such ratio, and/or (II) increased Cash Dividend Income during such Measurement Quarter such that the ratio of (x) Cash Dividend Income for the four-fiscal-quarter period ending on the last day of the Measurement Quarter to (y) the amount determined pursuant to clause (ii) above (as recalculated pursuant to clause (I) above), equals or exceeds (1) 2.1 to 1.0 for each such period from the Closing Date until (and including) the fiscal quarter ending December 31, 1998, (2) 1.9 to 1 for each such period from January 1, 1999 until (and including) the fiscal quarter ending June 30, 1999, (3) 1.5 to 1 for each such period from July 1, 1999 until (and including) the fiscal quarter ending March 31, 2000, and (4)
         2.0 to 1.0 thereafter; and provided further, that until the Borrower so reduces such Commitments and principal amount outstanding under this Agreement and the Promissory Notes and/or increases Cash Dividend Income during such Measurement Quarter, the Borrower may not request any additional Extensions of Credit (other than Conversions).

         (c) Section 8.03 of the Credit Agreement is amended by deleting the phrase "the Borrower will, unless the Required Lenders shall otherwise consent in writing, furnish to each Lender" in its entirety and substituting therefor the new phrase "the Borrower will, unless the Required Lenders shall otherwise consent in writing, furnish to the Administrative Agent (with sufficient copies for each Lender)".

         (d) Section 8.03(k) of the Credit Agreement is amended by deleting the phrase "and copies of all final prospectuses" in its entirety and substituting therefor the new phrase "and notice to the Administrative Agent of any sending or filing of, and (upon the request of any Agent or Lender) copies of, final prospectuses".

         SECTION 2. CONDITIONS OF EFFECTIVENESS. The amendments to the Credit Agreement contained in Section 1 hereof shall become effective when, and only when, the Administrative Agent shall have received (a) counterparts of this Amendment executed by the Borrower and the Required Lenders, (b) evidence, in form and substance satisfactory to the Administrative Agent, that the Letter of Credit and Reimbursement Agreement, dated as of September 11, 1997, as amended, among the Borrower, Bank of America National Trust and Savings Association, as Administrative Agent and Letter of Credit Issuing Bank, and the other financial institutions party thereto, has been amended in a manner substantially similar to the amendments contained in Section 1 hereof, and (c) evidence, in form and substance satisfactory to the Administrative Agent, that the

Letter of Credit Reimbursement Agreement, dated March 20, 1996, among the Borrower, The Chase Manhattan Bank, as Administrative Agent, and the other financial institutions party thereto, has been amended in a manner substantially similar to the amendments contained in Section 1 hereof.

         SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants as follows:

         (a) The execution, delivery and performance by the Borrower of this Amendment, and the performance by the Borrower of the Credit Agreement, as amended by this Amendment, (i) are within the Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action and (iii) do not and will not (A) require any consent or approval of the stockholders of the Borrower, (B) violate any provision of the charter or by-laws of the Borrower or of law, (C) violate any legal restriction binding on or affecting the Borrower,
(D) result in a breach of, or constitute a default under, any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected, or (E) result in or require the creation of any Lien (other than pursuant to the Loan Documents) upon or with respect to any of its properties.

         (b) No Governmental Approval is required for the due execution, delivery and performance by the Borrower of this Amendment or for the performance by the Borrower of the Credit Agreement, as amended by this Amendment.

         (c) This Amendment and the Credit Agreement, as amended by this Amendment, are the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms; subject to the qualification, however, that the enforcement of the rights and remedies herein and therein is subject to bankruptcy and other similar laws of general application affecting rights and remedies of creditors and the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law). This Amendment has been duly executed and delivered on behalf of the Borrower.

         (d) The representations and warranties of the Borrower set forth in
Section 7.01 of the Credit Agreement are true and correct on and as of the date hereof, as though made on and as of such date.

         (e) No event has occurred and is continuing that constitutes a Default or an Event of Default.

         SECTION 4. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit

Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

         (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agents under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         SECTION 5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 6. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                  CMS ENERGY CORPORATION



                                  By  /s/ Alan M. Wright
                                      ---------------------------------------
                                      Name:   Alan M. Wright
                                      Title:  Senior Vice President and
                                              Chief Financial Officer

                                  THE CHASE MANHATTAN BANK, as
                                  Administrative Agent, Collateral Agent,
                                  Documentation Agent and Syndication Agent



                                  By  /s/ Thomas L. Casey
                                      ---------------------------------------
                                      Name:   Thomas L. Casey
                                      Title:  Vice President


LENDERS

THE CHASE MANHATTAN BANK



By  /s/ Thomas L. Casey
    ------------------------------------
    Name:    Thomas L. Casey
    Title:   Vice President

ABN AMRO BANK N.V.



By  /s/ Peter D. Gaw
    ------------------------------------
    Name:    Peter D. Gaw
    Title:   Senior Vice President
             & Managing Director


By  /s/ Robert E. Lee IV
    ------------------------------------
    Name:    Robert E. Lee IV
    Title:   Assistant Vice President


BANK OF AMERICA ILLINOIS



By  /s/  Gretchen P. Burud
    ------------------------------------
    Name:    Gretchen P. Burud
    Title:   Principal


NATIONSBANK, N.A.



By  /s/ Gretchen P. Burud
    ------------------------------------
    Name:    Gretchen P. Burud
    Title:   Principal


BANKBOSTON, N.A.



By  /s/ Thomas E. O'Leary
    ------------------------------------
    Name:    Thomas E. O'Leary
    Title:   Director Executive

BARCLAYS BANK PLC



By  /s/ Sydney G. Dennis
    ------------------------------------
    Name:    Sydney G. Dennis
    Title:   Director


DRESDNER BANK AG, NEW YORK
AND GRAND CAYMAN BRANCHES



By  /s/ Michael E. Higgins
    ------------------------------------
    Name:    Michael E. Higgins
    Title:   Vice President


By  /s/ Robert Preminger
    ------------------------------------
    Name:    Robert Preminger
    Title:   Assistant Vice President


NATIONAL AUSTRALIA BANK LIMITED



By  /s/ Jeff D. White
    ------------------------------------
    Name:    Jeff D. White
    Title:   Vice President


THE SUMITOMO BANK, LIMITED,
   CHICAGO BRANCH



By  /s/ John H. Kemper
    ------------------------------------
    Name:    John H. Kemper
    Title:   Senior Vice President

BANK OF MONTREAL



By  /s/ Howard H. Turner
    ------------------------------------
    Name:    Howard H. Turner
    Title:   Director


THE BANK OF NEW YORK



By  /s/ John N. Watt
    ------------------------------------
    Name:    John N. Watt
    Title:   Vice President


BANK OF SCOTLAND



By  /s/ Annie Glynn
    ------------------------------------
    Name:    Annie Glynn
    Title:   Senior Vice President


BANQUE PARIBAS



By  /s/ Dan Cozine                          By  /s/ Ralph Scholtz
    ------------------------------------        --------------------------------
    Name:    Dan Cozine                         Name:    Ralph Scholtz
    Title:   Director                           Title:   Director


COMERICA BANK



By  /s/ David C. Bird
    ------------------------------------
    Name:    David C. Bird
    Title:   Vice President

CREDIT LYONNAIS CHICAGO BRANCH



By  /s/ Mary Ann Klemm
    ------------------------------------
    Name:    Mary Ann Klemm
    Title:   Vice President


THE INDUSTRIAL BANK OF JAPAN, LIMITED



By  /s/ Walter R. Wolff
    ------------------------------------
    Name:    Walter R. Wolff
    Title:   Joint General Manager


MICHIGAN NATIONAL BANK



By  /s/ Mark S. Aben
    ------------------------------------
    Name:    Mark S. Aben
    Title:   Sr. Relationship Manager


THE MITSUBISHI  TRUST AND
  BANKING CORPORATION, LOS
  ANGELES AGENCY



By  /s/ Yasushi Satomi
    ------------------------------------
    Name:    Yasushi Satomi
    Title:   Senior Vice President

SOCIETE GENERALE, CHICAGO BRANCH



By  /s/ Jose A. Moreno
    ------------------------------------
    Name:    Jose A. Moreno
    Title:   Director


TORONTO DOMINION (TEXAS), INC.



By  /s/ Alva J. Jones
    ------------------------------------
    Name:    Alva J. Jones
    Title:   Vice President


UNION BANK OF CALIFORNIA, N.A.



By  /s/ David Musicant
    ------------------------------------
    Name:    David Musicant
    Title:   Vice President


AUSTRALIA AND NEW ZEALAND
  BANKING  GROUP LIMITED



By  /s/ Elizabeth M. Waters
    ------------------------------------
    Name:    Elizabeth M. Waters
    Title:   Vice President

THE BANK OF NOVA SCOTIA



By  /s/ F.C.H. Ashby
    ------------------------------------
    Name:    F.C.H. Ashby
    Title:   Senior Manager Loan Operations


BANQUE NATIONALE DE PARIS



By  /s/ Jo Ellen Bender
    ------------------------------------
    Name:    Jo Ellen Bender
    Title:   Senior Vice President


BHF-BANK AKTIENGESELLSCHAFT



By  /s/ Eric Emmert
    ------------------------------------
    Name:    Eric Emmert
    Title:   Associate


By  /s/ Geoffrey C. Gavin
    ------------------------------------
    Name:    Geoffrey C. Gavin
    Title:   Assistant Vice President


CHANG HWA COMMERCIAL BANK,
  LTD., NEW YORK BRANCH



By  /s/ Wan-Tu Yeh
    ------------------------------------
    Name:    Wan-Tu Yeh
    Title:   Vice President and General Manager

CIBC INC.



By  /s/ Denis P. O'Meara
    ------------------------------------
    Name:    Denis P. O'Meara
    Title:   Executive Director
             CIBC World Markets Corp. as Agent


CITIBANK, N.A.



By  /s/ J. Nicholas McKee
    ------------------------------------
    Name:    J. Nicholas McKee
    Title:   Vice President


THE FIRST NATIONAL BANK OF
  CHICAGO



By  /s/ Jane Bek
    ------------------------------------
    Name:    Jane Bek
    Title:   Vice President


MELLON BANK, N.A.



By  /s/ Richard A. Matthews
    ------------------------------------
    Name:    Richard A. Matthews
    Title:   Vice President

NATIONAL WESTMINSTER BANK PLC



By  /s/ Maria Amaral-LeBlanc
    ------------------------------------
    Name:    Maria Amaral-LeBlanc
    Title:   Vice President


THE ROYAL BANK OF SCOTLAND PLC



By  /s/ Scott Barton
    ------------------------------------
    Name:    Scott Barton
    Title:   Vice President


THE SAKURA BANK, LIMITED



By
    ------------------------------------
    Name:
    Title:


THE SANWA BANK, LIMITED,
   CHICAGO BRANCH



By  /s/ Kenneth C. Eichwald
    ------------------------------------
    Name:    Kenneth C. Eichwald
    Title:   First Vice President and
             Assistant General Manager

THE SUMITOMO TRUST & BANKING
  CO., LTD., NEW YORK BRANCH



By  /s/ Stephen A. Stratico
    ------------------------------------
    Name:    Stephen A. Stratico
    Title:   Vice President


UBS AG, NEW YORK BRANCH (as successor to
  Union Bank of Switzerland, New York Branch)



By  /s/  Paul R. Morrison
    ------------------------------------
    Name:    Paul R. Morrison
    Title:   Executive Director


By  /s/  Andrew N. Taylor
    ------------------------------------
    Name:    Andrew N. Taylor
    Title:   Associate Director


FIRST COMMERCIAL BANK
   (INCORPORATED IN TAIWAN,
   R.O.C.), LOS ANGELES BRANCH



By  /s/ June Shiong Lu
    ------------------------------------
    Name:    June Shiong Lu
    Title:   Senior Vice President and General Manager


THE FUJI BANK, LIMITED



By  /s/ Peter L. Chinnici
    ------------------------------------
    Name:    Senior Vice President and Group Head
    Title:

ARAB AMERICAN BANK



By  /s/ Carmelo L. Foti
    ------------------------------------
    Name:    Carmelo L. Foti
    Title:   Vice President


By  /s/ William C. Reynolds
    ------------------------------------
    Name:    William C. Reynolds
    Title:   Vice President


NATIONAL CITY BANK



By  /s/ Kenneth R. Ehrhardt
    ------------------------------------
    Name:    Kenneth R. Ehrhardt
    Title:   Vice President